                     MORGAN STANLEY AFRICA INVESTMENT FUND, INC.
--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS

Barton M. Biggs                                   William G. Morton, Jr.
CHAIRMAN OF THE BOARD                             DIRECTOR
OF DIRECTORS

Michael F. Klein                                  Stefanie V. Chang
PRESIDENT AND DIRECTOR                            VICE PRESIDENT

Peter J. Chase                                    Harold J. Schaaff, Jr.
DIRECTOR                                          VICE PRESIDENT

John W. Croghan                                   Joseph P. Stadler
DIRECTOR                                          VICE PRESIDENT

David B. Gill                                     Valerie Y. Lewis
DIRECTOR                                          SECRETARY

Graham E. Jones                                   Joanna M. Haigney
DIRECTOR                                          TREASURER

John A. Levin                                     Belinda A. Brady
DIRECTOR                                          ASSISTANT TREASURER
--------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIANS

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.




--------------------------------------------------------------------------------

                                    MORGAN STANLEY
                                  AFRICA INVESTMENT
                                      FUND, INC.

--------------------------------------------------------------------------------




                                    ANNUAL REPORT
                                  DECEMBER 31, 1997
                         MORGAN STANLEY ASSET MANAGEMENT INC.
                                  INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

For the year ended December 31, 1997 the Morgan Stanley Africa Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 2.69% compared to -2.57% for the Fleming Africa Index including South Africa (the "Index"). For the period since the Fund's inception on February 14, 1994, through December 31, 1997, the Fund's total return, based on net asset value per share, was 51.07% compared with 37.69% for the Index. For the three months ended December 31, 1997, the Fund had a total return of -17.11% based on net asset value per share, compared to -15.03% for the Index. On December 31, 1997, the closing price of the Fund's shares on the New York Stock Exchange was $11.50, representing a 20.4% discount to the Fund's net asset value per share.

The Fund's outperformance versus the Index for the year was driven by two factors: good overall asset allocation across the continent and good stock selection in markets where the Fund was invested. The best performing markets within the Index included Botswana (91.1%), Morocco (39.3%), Ghana (17%) and Egypt (8.5%), while the worst performing included Zimbabwe (-57.2%), Tunisia (-28.2%), Kenya (-12.6%) and South Africa (-10.5%). The Fund had over 70% of its exposure to the larger markets on the continent which include South Africa, Egypt and Zimbabwe. As of December 31, 1997, these markets represented 94.3% of the Index with South Africa comprising the majority.

SOUTH AFRICA

Contagion from the Asian currency crisis had a significant impact on the South African market during the fourth quarter. The JSE Overall index declined by 18.7% and 10.5%, for the quarter and year ended December 31, 1997, respectively. Rand depreciation represented 4.6% of the decline in the market during the quarter.

We expect 1997 GDP growth to be marginally lower than 2% due to the strong currency, weaker commodity prices experienced in the fourth quarter, and prevailing high real interest rates. Exports represent about 26% of GDP of which almost 60% are commodity related. Approximately 25% of South African merchandise exports go to Asia of which 10% are bound for the countries affected by the recent currency crisis. Slower global growth in 1998 is also expected to put further pressure on commodity prices and volumes. As a result, we do not expect GDP growth to exceed 2% in 1998.

As expected, the Reserve Bank cut rates by 1% in October and the bank rate now stands at 16%. We expect a further 2% cut in rates during the course or 1998, with the first 1% cut expected around the time of the budget in March, followed by another 1% cut during the second half of 1998. The aggressiveness of the cuts will be determined to a large extent by the level of the rand as well as the rate of growth in monetary aggregates. Reduction in rates is primarily being driven by declining inflation, which reached 6.8% in November. For 1998, lower import tariffs and relative currency stability should lead to average inflation of 6%.

In December, president Nelson Mandela stepped down as leader of the African National Congress and was replaced by deputy president Thabo Mbeki. Mr. Mbeki who has been running the government on a day-to-day basis for sometime is now firmly positioned to succeed Nelson Mandela as the next president of South Africa in 1999. This expected change in leadership should continue to provide political stability in the country.

EGYPT

The EFG index declined by 11.5% and appreciated by 8.5% for the quarter and year ended December 31, 1997, respectively.

State pension funds have begun to invest in the stock market providing support to the market. Egypt has also been able to meet IMF targets of privatizing at least 10 companies per quarter in 1997. The country will continue to aggressively pursue privatization in 1998 and is expected to either partially or fully sell off three companies per month on average. The delayed partial sale of Misr Aluminum is expected to be the first major privatization in the new year.

The Luxor terrorist incident in November has had a major negative impact on the tourism industry. Hotels in the Luxor region are currently operating with occupancy rates averaging 2%. Tourism receipts across the country are expected to fall by $500-750 million in the current year and would lead to a reduction in GDP growth for fiscal 1998 from 5.0% to 4.5%. The overall macro economic environment in Egypt remains positive with real interest rates approximating 5%, inflation at 4.5% with fiscal and current account deficits to remain well below 2% of GDP.

ZIMBABWE

Zimbabwe had a extremely weak fourth quarter with the Flemings Zimbabwe All Share index declining by 55.4% and 57.2% for the quarter and year ended December 31, 1997, respectively. Most of the reduction was due to currency depreciation of 46% and 68.8% for the quarter and year ended December 31, 1997, respectively.

The market and currency were driven down due to increasing concerns over the deteriorating macro economic conditions coupled with the government proposal of pursuing an ill conceived land redistribution policy. The land redistribution policy details proposed acquisition of over 1,500 white owned farms with compensation to be paid only for improvements made on the farms and not for the value of the land.

The Reserve Bank of Zimbabwe increased the bank rate from 25.5% to 31.5% in order to support the currency and to limit the impact on inflation in 1998 from the major currency depreciation experienced during the course of 1997. Zimbabwe's trade balance was also negatively affected by weaker commodity and metal prices - tobacco and gold in particular. In order to try and stabilize the weaker macro economic environment the government announced a reduction in current and capital expenditure and stated that it would accelerate privatizations. After a successful meeting with the finance minister in December, the World Bank reinstated $60 million in balance of payment support facility.

The government is expected to scale back its land redistribution policy due to lack of funds available to finance the acquisitions and in order to try and calm the overall macro environment. We expect the market to remain volatile during the first quarter until the land issue is satisfactorily resolved, the effects of El Nino are better understood and the IMF Enhanced Structural Adjustment Facility is reinstated.

REST OF AFRICA

The Fund has approximately 20% of its investments in Mauritius, Ghana and Botswana. Mauritius has a good economic environment with GDP growth forecast to exceed 5%, inflation averaging 6.5% and the fiscal deficit to come in close to 4% of GDP. The deficit for next year is expected to be lower as proceeds from the privatization of Mauritius Telecom are utilized to fund infrastructure projects and pay down existing government debt. The market is attractively valued with a forward price-earnings ratio of 9 times, a dividend yield of 4.5% with forecast earnings growth of 15%.

The Ghanaian government is beginning to aggressively focus on existing, macroeconomic issues of high fiscal deficits and inflation. Ghana has been able to bring down inflation from 50% in 1996 to 29% in 1997 by maintaining 20% real interest rates and reducing government expenditure. Government revenues are expected to be enhanced by the introduction of value-added tax in the latter half of 1998 and should lead to the fiscal deficit approximating 4% of GDP in 1998. The Ghanaian stock market remains one of the most attractively valued across the continent. The market trades at a forward price-earnings of 3 times, and is supported by a 15% dividend yield with real earnings growth expected to be 15%.

Botswana was the best performing market in Africa in 1997. Its economy continues to post GDP growth rates in excess of 5% with this trend expected to continue at least until the end of the decade. The government has been able to post budget and current account surpluses for each of the past 15 years. Tax rates both for individual and listed companies remain one of the lowest on the continent and are expected to drive consumption expenditure by the relatively young population well into the future.

Sincerely,


/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR


/s/ Jaideep Khanna

Jaideep Khanna
PORTFOLIO MANAGER

January 1998

Morgan Stanley Africa Investment Fund, Inc.
Investment Summary as of December 31, 1997 (Unaudited)


-------------------------------------------------------------------------------------------------------------------------------
HISTORICAL                                                                        TOTAL RETURN (%)
INFORMATION                                            ------------------------------------------------------------------------
                                                            MARKET VALUE (1)      NET ASSET VALUE (2)           INDEX (3)
                                                       ----------------------   ----------------------   ----------------------
                                                                      AVERAGE                  AVERAGE                  AVERAGE
                                                       CUMULATIVE     ANNUAL    CUMULATIVE     ANNUAL    CUMULATIVE     ANNUAL
                                                       ----------    --------   ----------    --------   ----------    --------
                              ONE YEAR                    1.13%       1.13%%       2.69%        2.69%      -2.57%       -2.57%
                              SINCE INCEPTION*           20.24        4.87        51.07        11.22       37.69         8.60

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION (2)

[CHART]


                                             YEARS ENDED DECEMBER 31:
                                        1994*     1995      1996      1997
                                       ------    ------    ------    ------
Net Asset Value Per Share. . . . .     $14.43    $17.05    $16.86    $14.45
Market Value Per Share . . . . . .     $11.38    $12.88    $13.63    $11.50
Premium/(Discount) . . . . . . . .      -21.1%    -24.5%    -19.2%    -20.4%
Income Dividends . . . . . . . . .      $0.54     $0.96     $0.14     $0.30
Capital Gains Distributions. . . .         --     $0.01     $1.23     $2.25
Fund Total Return (2). . . . . . .       7.34%    26.14%     8.64%     2.69%
Index Total Return (3) . . . . . .      38.41%    16.37%   -12.26%    -2.57%

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) Beginning in 1997, the Fund is using the Fleming Africa Index including South Africa for performance comparison purposes. This Index is a market capitalization weighted index based on the indices of eleven countries including Botswana, Egypt, Ghana, Kenya, Malawi, Mauritius, Morocco, Namibia, South Africa, Tunisia, and Zimbabwe. The local indices include dividends except for Botswana, Ghana, Kenya and Namibia. The historical return of the Index for the comparable periods are presented above.
 *   The Fund commenced operations on February 14, 1994.

Morgan Stanley Africa Investment Fund, Inc.
Portfolio Summary as of December 31, 1997

--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                   [CHART]

                      Debt Instruments                    0.9%
                      Equity Securities                  85.9%
                      Short-Term Investments             13.2%

--------------------------------------------------------------------------------
SECTORS (UNAUDITED)

                                   [CHART]

                   Banking                            16.5%
                   Beverages & Tobacco                 8.1%
                   Building Materials & Components     6.6%
                   Chemicals                           9.0%
                   Financial Services                  3.0%
                   Food & Household                    4.4%
                   Leisure & Tourism                   3.3%
                   Merchandising                       4.5%
                   Multi-Industry                     19.6%
                   Other                              21.0%
                   Real Estate                         4.0%

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

                                   [CHART]

                   Botswana                            3.8%
                   Egypt                              28.3%
                   Ghana                               6.5%
                   Ireland                             0.9%
                   Kenya                               2.2%
                   Mauritius                          10.1%
                   Morocco                             2.1%
                   Other                               1.4%
                   South Africa                       30.3%
                   Zambia                              1.9%
                   Zimbabwe                           12.5%

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                                 PERCENT OF
                                                                 NET ASSETS
                                                                 ----------
1.   New Africa Investments Ltd. (South Africa)                     5.6%
2.   State Bank of Mauritius (Mauritius)                            4.6
3.   Delta Corp. (Zimbabwe)                                         4.1
4.   SASOL Ltd. (South Africa)                                      3.4
5.   Meikles Africa Ltd. (Zimbabwe)                                 3.4
6.   Madinet Nasr Housing & Development (Egypt)                     3.1
7.   Egyptian Finance & Industrial (Egypt)                          3.0
8.   Sechaba Breweries Ltd. (Botswana)                              3.0
9.   Mauritius Commercial Bank (Mauritius)                          2.5
10.  Eastern Tobacco (Egypt)                                        2.5
                                                                  -----
                                                                  35.2%
                                                                  -----
                                                                  -----


*  Excludes short-term investments

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

DECEMBER 31, 1997


                                                                           VALUE
                                                 SHARES                    (000)
--------------------------------------------------------------------------------
COMMON STOCKS (98.1%)
(Unless otherwise noted)
--------------------------------------------------------------------------------
BOTSWANA (3.8%)
BANKING
     Barclays Bank of Botswana                  170,000            U.S.$     681
     First National Bank of Botswana            140,000                      368
     Standard Chart Bank of Botswana            210,000                      799
                                                                   -------------
                                                                           1,848
                                                                   -------------
BEVERAGES & TOBACCO
     Sechaba Breweries Ltd.                   6,250,000                    6,646
                                                                   -------------
                                                                           8,494
                                                                   -------------
--------------------------------------------------------------------------------
EGYPT (28.3%)
AGRICULTURE
  (a)General Silo Storage                        48,600                    1,168
BANKING
     Commercial International Bank              194,490                    3,925
  (a)El Watany Bank of Egypt                     14,000                      204
(a,c)Watany Bank                                 22,014                       88
                                                                   -------------
                                                                           4,217
                                                                   -------------
BEVERAGES & TOBACCO
     Al-Ahram Beverages Co.                      10,000                      570
     Al-Ahram Beverages Co. GDR                  26,400                      733
     Eastern Tobacco                            236,150                    5,484
                                                                   -------------
                                                                           6,787
                                                                   -------------
BUILDING MATERIALS & COMPONENTS
     Ameriyah Cement Co.                        189,993                    4,439
  (a)Helwan Portland Cement                     209,800                    4,224
     Suez Cement Co.                            100,000                    2,042
     Torah Portland Cement Co.                  150,770                    3,456
                                                                   -------------
                                                                          14,161
                                                                   -------------
CHEMICALS
     Egyptian Finance & Industrial              112,450                    6,774
     Paints & Chemical Industries                19,510                      625
     Paints & Chemical Industries GDR           232,400                    2,324
                                                                   -------------
                                                                           9,723
                                                                   -------------
CONSTRUCTION & HOUSING
  (a)Arabian International                       46,000                    1,298
                                                                   -------------
ELECTRICAL & ELECTRONICS
     Egyptian Electro Cables                     51,131                    1,698
                                                                   -------------
ENERGY EQUIPMENT & SERVICES
(a,c)Miraco International                           440                      262
                                                                   -------------
FOOD & HOUSEHOLD PRODUCTS
  (a)Alexandria Flour Mills                      31,330                      715
     Central Flour Mill                          59,660                      496
     North Cairo Flour Mills                    110,805                    3,159
     South Cairo & Giza Mills Bakeries           14,670                      203
                                                                   -------------
                                                                           4,573
                                                                   -------------
MERCHANDISING
  (a)MSIR Free Shops Co.                         90,000                      913
                                                                   -------------
MULTI-INDUSTRY
  (a)Industrial & Engineering                   151,338                    2,535
                                                                   -------------
REAL ESTATE
     Helioplis Housing                           15,000                    1,995
  (a)Madinet Nasr Housing & Development         105,790                    6,840
                                                                   -------------
                                                                           8,835
                                                                   -------------
TEXTILES & APPAREL
  (a)KABO-El Nasr Clothing & Textile Co.        144,050                    4,316
                                                                   -------------
UTILITIES - ELECTRICAL & GAS
  (c)Egypt Gas Private Placement                    500                    2,572
                                                                   -------------
                                                                          63,058
                                                                   -------------
--------------------------------------------------------------------------------
GHANA (6.5%)
AUTOMOBILES
  (a)Mechanical Lloyd Co. Ltd.                2,000,000                      165
                                                                   -------------
BANKING
  (a)Ghana Commercial Bank                    5,394,580                    1,874
  (a)Social Security Bank Ltd.                6,560,000                    4,934
  (a)Standard Chartered Bank                    920,500                    3,299
                                                                   -------------
                                                                          10,107
                                                                   -------------
BEVERAGES & TOBACCO
     Guinness Ghana                           3,800,979                    1,093
     Kumasi Brewery Ltd.                        336,000                      144
     Pioneer Tobacco Co. Ltd.                 3,606,600                      581
                                                                   -------------
                                                                           1,818
                                                                   -------------
FINANCIAL SERVICES
     Home Finance Co.                         2,345,700                      244
                                                                   -------------
FOOD & HOUSEHOLD PRODUCTS
     Unilever                                 1,595,800                      777
                                                                   -------------
METALS - NON-FERROUS
     Ghana Pioneer Aluminum Factory           1,043,400                       83
                                                                   -------------
METALS - STEEL
  (a)Aluworks Ghana Ltd.                      1,200,000                    1,327
                                                                   -------------
                                                                          14,521
                                                                   -------------
--------------------------------------------------------------------------------
IRELAND (0.9%)
MINING
  (a)Kenmare Resources                        3,815,000                      760
                                                                   -------------
OIL & GAS
  (a)Tuskar Resources plc                    17,829,000                    1,245
                                                                   -------------
                                                                           2,005
                                                                   -------------
--------------------------------------------------------------------------------
IVORY COAST (0.6%)
MISCELLANEOUS MATERIALS & COMMODITIES
  (a)SOC Ivoirienne de Coco Rappe                24,000                      846
                                                                   -------------
MULTI-INDUSTRY
  (a)Filature Tissages Sacs                       5,000                      554
                                                                   -------------
                                                                           1,400
                                                                   -------------
--------------------------------------------------------------------------------
KENYA (2.2%)
BANKING
     Kenya Commercial Bank Ltd.                 991,326                    1,242
  (a)National Industrial Credit Bank            311,551                      252
                                                                   -------------
                                                                           1,494
                                                                   -------------
CONSTRUCTION & HOUSING
  (a)Athi River Mining Ltd.                   3,262,500                      499
                                                                   -------------
--------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.


                                                                           VALUE
                                                 SHARES                    (000)
--------------------------------------------------------------------------------
KENYA (CONTINUED)
INDUSTRIAL COMPONENTS
   Firestone East Africa Ltd.                 3,171,300            U.S.$   1,182
                                                                   -------------
MERCHANDISING
   Uchumi Supermarket Ltd.                    2,501,107                    1,507
                                                                   -------------
UTILITIES - ELECTRICAL & GAS
   Kenya Power & Lighting Co. Ltd.              100,000                      286
                                                                   -------------
                                                                           4,968
                                                                   -------------
--------------------------------------------------------------------------------
MAURITIUS (10.1%)
BANKING
   Mauritius Commercial Bank                  1,272,145                    5,500
   State Bank of Mauritius                   17,792,469                   10,176
                                                                   -------------
                                                                          15,676
                                                                   -------------
FOOD & HOUSEHOLD PRODUCTS
   Happy World Foods Ltd.                     1,502,013                    1,055
                                                                   -------------
LEISURE & TOURISM
   New Mauritus Hotels                        2,023,116                    2,870
                                                                   -------------
MULTI-INDUSTRY
   Rogers and Co. Ltd.                          602,081                    2,983
                                                                   -------------
                                                                          22,584
                                                                   -------------
--------------------------------------------------------------------------------
MOROCCO (2.1%)
MULTI-INDUSTRY
   SNI Maroc                                     56,011                    4,798
                                                                   -------------
--------------------------------------------------------------------------------
SOUTH AFRICA (29.2%)
BANKING
   NBS Boland Group Ltd.                      1,001,260                    2,479
                                                                   -------------
BEVERAGES & TOBACCO
   Amalgamated Beverage Industries Ltd.         409,700                    2,862
                                                                   -------------
BROADCASTING & PUBLISHING
   Perskor Beleggings Beperk                  2,877,000                    1,685
                                                                   -------------
CHEMICALS
   Polfin Ltd.                                1,500,000                    2,158
   SASOL Ltd.                                   453,242                    4,740
   SASOL Ltd. 8.50% (Convertible Preferred)     294,400                    2,949
                                                                   -------------
                                                                           9,847
                                                                   -------------
CONSTRUCTION & HOUSING
   Concor Ltd.                                  344,522                    1,699
                                                                   -------------
ELECTRICAL & ELECTRONICS
   Persetel Holdings Ltd.                       602,356                    3,305
   Spescom Electronics Ltd.                     765,100                    1,006
   Voltex Holdings Ltd.                         196,500                      101
                                                                   -------------
                                                                           4,412
                                                                   -------------
ENERGY SOURCES
(a)Energy Africa Ltd.                           400,000                    2,117
   Trans Natal Coal Corp. Ltd.                  145,000                      526
                                                                   -------------
                                                                           2,643
                                                                   -------------
FINANCIAL SERVICES
   Coronation Holdings Ltd.                     300,000                    4,531
   Orion Selections Holdings Ltd.               300,000                      771
   Orion Selections Ltd.                        546,000                    1,178
                                                                   -------------
                                                                           6,480
                                                                   -------------
FOOD & HOUSEHOLD PRODUCTS
   Illovo Sugar Ltd.                            500,000                      853
                                                                   -------------
FOREST PRODUCTS & PAPER
   Malbak Ltd.                                  150,000                      147
                                                                   -------------
LEISURE & TOURISM
   Kersaf Investments Ltd.                      117,000                      613
   Spur Holdings Ltd.                           672,200                      836
   Sun International Ltd.                     4,923,571                    2,023
                                                                   -------------
                                                                           3,472
                                                                   -------------
MACHINERY & ENGINEERING
(a)First South Africa Corp.                     128,404                      811
   Howden Africa Holdings Ltd.                2,010,172                    1,652
                                                                   -------------
                                                                           2,463
                                                                   -------------
METALS - NON-FERROUS
   Anglo American Platinum Corp.                230,828                    3,083
                                                                   -------------
MULTI-INDUSTRY
   Barlow Ltd.                                  195,700                    1,661
   Bidvest Group Ltd.                           488,545                    4,041
(a)New Africa Investments Ltd.
      (Preferred) 'N'                        13,000,000                   12,421
                                                                   -------------
                                                                          18,123
                                                                   -------------
RETAIL - MAJOR DEPARTMENT STORES
   Ellerine Holdings Ltd.                       200,000                    1,290
   New Clicks Holdings Ltd.                   1,481,457                    1,811
   Protea Furnishers Ltd.                     3,500,000                    1,741
                                                                   -------------
                                                                           4,842
                                                                   -------------
                                                                          65,090
                                                                   -------------
--------------------------------------------------------------------------------
ZAMBIA (1.9%)
FOOD & HOUSEHOLD PRODUCTS
(a)Zambia Sugar Co. Ltd.                    120,213,609                    2,333
                                                                   -------------
MINING
(a)Zambia Consolidated Copper Mines             600,000                    1,830
                                                                   -------------
                                                                           4,163
                                                                   -------------
--------------------------------------------------------------------------------
ZIMBABWE (12.5%)
BANKING
   NMBZ Holdings Ltd.                         2,266,000                    1,106
                                                                   -------------
BUILDING MATERIALS & COMPONENTS
   PG Industries                              1,647,545                      197
   Portland Holdings Ltd.                       425,000                      332
                                                                   -------------
                                                                             529
                                                                   -------------
CHEMICALS
(a)Interfresh Ltd.                           15,000,000                      612
                                                                   -------------
ENERGY SOURCES
   Wankie Colliery Co. Ltd.                   7,221,900                    1,572
   Wankie Colliery Co. Ltd. (UK)                650,000                      171
                                                                   -------------
                                                                           1,743
                                                                   -------------
FOOD & HOUSEHOLD PRODUCTS
   Colcom Holdings                              500,000                       33
   Eastern Highlands                          3,375,659                      312
                                                                   -------------
                                                                             345
                                                                   -------------
LEISURE & TOURISM
   Zimbabwe Sun                               6,617,338                    1,045
                                                                   -------------
--------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.


                                                                           VALUE
                                                 SHARES                    (000)
--------------------------------------------------------------------------------
ZIMBABWE (CONTINUED)
MERCHANDISING
   Meikles Africa Ltd.                        8,419,880            U.S.$   7,578
                                                                   -------------
METALS - NON-FERROUS
   Bindura Nickel Corp. Ltd.                    658,750                      109
                                                                   -------------
MULTI-INDUSTRY
   CFI Holdings                               1,054,300                       46
   Delta Corp.                               13,401,903                    9,117
   TA Holdings Ltd.                          11,250,100                    1,408
   Trans Zambezi Industries Ltd.              6,012,410                    1,914
   Trans Zambezi Industries Ltd.
     ADR 144A                                 5,000,000                    1,592
   Trans Zambezi Industries Ltd. -
     New                                        360,000                      115
   TSL Ltd.                                   3,477,000                      473
                                                                   -------------
                                                                          14,665
                                                                   -------------
TEXTILES & APPAREL
(a)Spinweave                                  4,448,000                      133
                                                                   -------------
                                                                          27,865
                                                                   -------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCK
   (Cost U.S.$209,802)                                                   218,946
                                                                   -------------
--------------------------------------------------------------------------------
                                                   Face
                                                 Amount
                                                   (000)
--------------------------------------------------------------------------------
DEBT INSTRUMENTS (1.1%)
--------------------------------------------------------------------------------
SOUTH AFRICA (1.1%)
(b) First South Africa Corp.
     9.00%, 06/15/04
   (Cost U.S.$2,306)                       U.S.$    250                    2,393
                                                                   -------------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (14.2%)
--------------------------------------------------------------------------------
UNITED STATES (14.2%)
REPURCHASE AGREEMENT
   Chase Securities, Inc., 5.95%,
     dated 12/31/97, due 1/2/98,
     to be repurchased at
     U.S.$31,741, collateralized
     by U.S.$32,085, United States
     Treasury Notes, 5.25%, due
     1/31/01, valued at U.S.$32,399
   (Cost U.S.$31,731)                            31,731                   31,731
                                                                   -------------
--------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (0.8%)
   Egyptian Pound                          EGP    3,689                    1,084
   Ghana Cedi                              GHC  298,000                      132
   Mauritius Rupee                         MUR      389                       18
   South African Rand                      ZAR    2,671                      549

                                                                   -------------
   (Cost U.S.$1,784)                                                       1,783
                                                                   -------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (114.2%)
   (Cost U.S.$245,623)                                             U.S.$ 254,853
                                                                   -------------
--------------------------------------------------------------------------------
OTHER ASSETS (1.4%)
   Receivable for Investments Sold         U.S.$  1,518
   Dividends Receivable                           1,500
   Interest Receivable                               81
   Deferred Organization Costs                       13
   Other Assets                                      16                    3,128
                                        ----------------------------------------
--------------------------------------------------------------------------------
LIABILITIES (-15.6%)
   Payable For:
    Dividends Declared                          (33,205)
    Investments Purchased                          (887)
    Investment Advisory Fees                       (253)
    Custodian Fees                                 (162)
    Professional Fees                               (50)
    Shareholder Reporting Expenses                  (46)
    Director's Fees and Expenses                    (32)
    Administrative Fees                             (22)
    Bank Overdraft                                 (115)
    Net Unrealized Loss on Foreign
     Currency Exchange Contracts                     (1)
   Other Liabilities                                 (5)                 (34,778)
                                        -----------------------------------------
---------------------------------------------------------------------------------
NET ASSETS (100%)
   Applicable to 15,448,477, issued
     and outstanding U.S.$0.01 par
     value shares (100,000,000 shares
     authorized)                                                   U.S.$ 223,203
                                                                   -------------
                                                                   -------------
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                          U.S.$   14.45
                                                                   -------------
                                                                   -------------
--------------------------------------------------------------------------------
AT DECEMBER 31, 1997, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
   Common Stock                                                    U.S.$     154
   Capital Surplus                                                       216,929
   Undistributed Net Investment Income                                       465
   Accumulated Net Realized Loss                                          (3,416)
   Unrealized Appreciation on Investments
     and Foreign Currency Translations                                     9,071
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                   U.S.$ 223,203
                                                                   -------------
                                                                   -------------
--------------------------------------------------------------------------------

   (a) - Non-income producing
   (b) - Security valued at fair value - See note A-1 to financial statements.
   (c) - Security fair valued at cost - See note A-1 to financial statements. 144A - Certain conditions for public sale may exist.
   ADR - American Depositary Receipt
   GDR - Global Depositary Receipt

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
   Under the terms of foreign currency exchange contracts open at December 31, 1997, the Fund is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:


                                                                         NET
  CURRENCY                                       IN                  UNREALIZED
    TO                                        EXCHANGE                  GAIN
  DELIVER        VALUE        SETTLEMENT        FOR        VALUE       (LOSS)
  (000)          (000)          DATE           (000)       (000)        (000)
-----------    ----------     ----------    ----------   ----------  ----------
EGP   1,201    U.S.$  353      01/02/98     U.S.$  352   U.S.$  352   U.S.$  (1)
MUR     389            18      01/02/98             18           18           -
               ----------                                ----------   ---------
               U.S.$  371                                U.S.$  370   U.S.$  (1)
               ----------                                ----------   ---------
               ----------                                ----------   ---------
--------------------------------------------------------------------------------
DECEMBER 31, 1997 EXCHANGE RATES:
--------------------------------------------------------------------------------
EGP   Egyptian Pound                              3.403       =     U.S.  $1.00
GHC   Ghana   Cedi                             2260.000       =     U.S.  $1.00
MUR   Mauritius Rupee                            22.205       =     U.S.  $1.00
ZAR   South African Rand                          4.867       =     U.S.  $1.00
--------------------------------------------------------------------------------
SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
CLASSIFICATION - DECEMBER 31, 1997 (Unaudited)


                                                                    PERCENT
                                                  VALUE              OF NET
INDUSTRY                                           (000)             ASSETS
--------------------------------------------------------------------------------
Agriculture                                U.S.$  1,168                 0.5%
Automobiles                                         166                 0.1
Banking                                          36,928                16.5
Beverages & Tobacco                              18,112                 8.1
Broadcasting & Publishing                         1,685                 0.7
Building Materials & Components                  14,691                 6.6
Chemicals                                        20,183                 9.0
Construction & Housing                            3,496                 1.6
Electrical & Electronics                          6,110                 2.7
Energy Equipment & Services                         262                 0.1
Energy Sources                                    4,385                 2.0
Financial Services                                6,724                 3.0
Food & Household Products                         9,936                 4.4
Forest Products & Paper                             146                 0.1
Industrial Components                             1,182                 0.5
Leisure & Tourism                                 7,387                 3.3
Machinery & Engineering                           4,856                 2.2
Merchandising                                     9,998                 4.5
Metals - Non-Ferrous                              3,275                 1.5
Metals - Steel                                    1,327                 0.6
Mining                                            2,590                 1.2
Miscellaneous Materials & Commodities               846                 0.4
Multi-Industry                                   43,658                19.6
Oil & Gas                                         1,245                 0.5
Real Estate                                       8,835                 4.0
Retail - Major Department Stores                  4,842                 2.2
Textiles & Apparel                                4,449                 2.0
Utilities - Electrical & Gas                      2,857                 1.3
Other                                            33,514                15.0
                                           ------------               -----
                                           U.S.$254,853               114.2%
                                           ------------               -----
                                           ------------               -----
--------------------------------------------------------------------------------

SUMMARY OF TOTAL INVESTMENTS BY COUNTRY - DECEMBER 31, 1997 (Unaudited)

COUNTRY
--------------------------------------------------------------------------------
Botswana                                   U.S.$  8,494                 3.8%
Egypt                                            63,058                28.3
Ghana                                            14,521                 6.5
Ireland                                           2,005                 0.9
Ivory Coast                                       1,400                 0.6
Kenya                                             4,968                 2.2
Mauritius                                        22,584                10.1
Morocco                                           4,798                 2.1
South Africa                                     67,483                30.3
United States (short-term investments)           31,731                14.2
Zambia                                            4,163                 1.9
Zimbabwe                                         27,865                12.5
Other                                             1,783                 0.8
                                           ------------               -----
                                           U.S.$254,853               114.2%
                                           ------------               -----
                                           ------------               -----
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of these financial statements.

                                                                 YEAR ENDED
                                                              DECEMBER 31, 1997
STATEMENT OF OPERATIONS                                            (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends. . . . . . . . . . . . . . . . . . . . . .           U.S.$ 10,891
   Interest . . . . . . . . . . . . . . . . . . . . . .                   106
   Less: Foreign Taxes Withheld . . . . . . . . . . . .                  (303)
--------------------------------------------------------------------------------
     Total Income . . . . . . . . . . . . . . . . . . .                10,694
--------------------------------------------------------------------------------
EXPENSES
   Investment Advisory Fees . . . . . . . . . . . . . .                 3,672
   Custodian Fees . . . . . . . . . . . . . . . . . . .                 1,137
   Administrative Fees. . . . . . . . . . . . . . . . .                   292
   Shareholder Reporting Expenses . . . . . . . . . . .                   106
   Professional Fees. . . . . . . . . . . . . . . . . .                    87
   Directors' Fees and Expenses . . . . . . . . . . . .                    32
   Transfer Agent Fees. . . . . . . . . . . . . . . . .                    18
   Other Expenses . . . . . . . . . . . . . . . . . . .                    77
--------------------------------------------------------------------------------
     Total Expenses . . . . . . . . . . . . . . . . . .                 5,421
--------------------------------------------------------------------------------
      Net Investment Income . . . . . . . . . . . . . .                 5,273
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
   Investment Securities Sold . . . . . . . . . . . . .                25,806
   Foreign Currency Transactions. . . . . . . . . . . .                  (820)
--------------------------------------------------------------------------------
     Net Realized Gain. . . . . . . . . . . . . . . . .                24,986
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
   Depreciation on Investments. . . . . . . . . . . . .               (28,115)
   Depreciation on Foreign Currency Translations. . . .                   (59)
--------------------------------------------------------------------------------
     Change in Unrealized Appreciation/Depreciation . .               (28,174)
--------------------------------------------------------------------------------
Total Net Realized Gain and Change in Unrealized
     Appreciation/Depreciation  . . . . . . . . . . . .                (3,188)
--------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           U.S.$ 2,085
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                YEAR ENDED          YEAR ENDED
                                                            DECEMBER 31, 1997   DECEMBER 31, 1996
STATEMENT OF CHANGES IN NET ASSETS                                (000)               (000)
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income . . . . . . . . . . . . . . .         U.S.$  5,273        U.S.$  5,450
   Net Realized Gain . . . . . . . . . . . . . . . . .               24,986              22,699
   Change in Unrealized Appreciation/Depreciation. . .              (28,174)             (9,842)
-------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations               2,085              18,307
-------------------------------------------------------------------------------------------------
Distributions:
   Net Investment Income . . . . . . . . . . . . . . .               (4,710)             (2,153)
   Net Realized Gains. . . . . . . . . . . . . . . . .              (31,278)            (19,060)
   In Excess of Net Realized Gains . . . . . . . . . .               (3,416)                  -
-------------------------------------------------------------------------------------------------
   Total Distributions . . . . . . . . . . . . . . . .              (39,404)            (21,213)
-------------------------------------------------------------------------------------------------
   Total Decrease. . . . . . . . . . . . . . . . . . .              (37,319)             (2,906)

Net Assets:
   Beginning of Period . . . . . . . . . . . . . . . .              260,522             263,428
-------------------------------------------------------------------------------------------------
End of Period (including undistributed net investment
   income of U.S.$465 and U.S.$0, respectively.) . . .         U.S.$223,203        U.S.$260,522
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------


       The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS


                                                                          YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------
                                                                                                                   PERIOD FROM
                                                                                                               FEBRUARY 14, 1994* TO
SELECTED PER SHARE DATA AND RATIOS:                                1997              1996           1995        DECEMBER 31, 1994
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD . . . . . . . . . .      U.S.$   16.86    U.S.$   17.05    U.S.$   14.43      U.S.$   14.10
------------------------------------------------------------------------------------------------------------------------------------
Offering Costs . . . . . . . . . . . . . . . . . . . . .                  -                -                -              (0.05)
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income. . . . . . . . . . . . . . . . . .               0.34             0.35             0.64               0.54
Net Realized and Unrealized Gain (Loss) on Investments .              (0.20)            0.83             2.95               0.38
------------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations. . . . . . . . . .               0.14             1.18             3.59               0.92
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
   Net Investment Income . . . . . . . . . . . . . . . .              (0.30)           (0.14)           (0.96)             (0.54)
   In Excess of Net Investment Income. . . . . . . . . .                  -                -            (0.00)#            (0.00)#
   Net Realized Gains. . . . . . . . . . . . . . . . . .              (2.04)           (1.23)           (0.01)                 -
   In Excess of Net Realized Gains . . . . . . . . . . .              (0.21)               -                -                  -
------------------------------------------------------------------------------------------------------------------------------------
     Total Distributions . . . . . . . . . . . . . . . .              (2.55)           (1.37)           (0.97)             (0.54)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD . . . . . . . . . . . . .      U.S.$   14.45    U.S.$   16.86    U.S.$   17.05      U.S.$   14.43
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD. . . . . . . . . .      U.S.$   11.50    U.S.$   13.63    U.S.$   12.88      U.S.$   11.38
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
   Market Value. . . . . . . . . . . . . . . . . . . . .               1.13%           16.26%           20.84%            (15.37)%
   Net Asset Value (1) . . . . . . . . . . . . . . . . .               2.69%            8.64%           26.14%              7.34%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS). . . . . . . . . .       U.S.$223,203     U.S.$260,522     U.S.$236,428       U.S.$222,929
------------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets. . . . . . . . .               1.77%            1.79%            1.77%              1.87%**
Ratio of Net Investment Income to Average Net Assets . .               1.72%            2.11%            4.18%              4.47%**
Portfolio Turnover Rate. . . . . . . . . . . . . . . . .                 40%              68%              66%                32%
Average Commission Rate (2):
Per Share. . . . . . . . . . . . . . . . . . . . . . . .       U.S.$ 0.0053     U.S.$ 0.0134               N/A               N/A
As a Percentage of Trade Amount. . . . . . . . . . . . .               0.50%            0.46%              N/A               N/A
------------------------------------------------------------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
  #  Amount is less than U.S.$0.01 per share
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(2) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged during the period.


       The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997
--------------------------------------------------------------------------------
     The Morgan Stanley Africa Investment Fund, Inc. (the "Fund") was incorporated in Maryland on December 14, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board"), although the actual calculations may be done by others. Due to certain African securities markets' small size, degree of liquidity and volatility, the price which the Fund may realize upon sale of securities may not be equal to its value as presented in the financial statements.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     The Fund may be subject to taxes imposed by countries in which it invests. The Fund accrues such taxes when the related income is earned.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counter-party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rate of exchange on valuation date;

     - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books, if any, and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

The Fund intends to use derivatives more actively than it has in the past. The Fund intends to engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund intends to use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments and their associated risks that the Fund intends to utilize:

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into forward foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

6. DEBT INSTRUMENTS: The Fund may invest in debt instruments including those in the form of fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Fund's investments in Loans may be in the form of participations in Loans ("Participations") or assignments ("Assignments") of all or a portion of Loans from third parties. The Fund's investment in Participations typically results in the Fund having a contractual relationship with only the Lender and not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When the Fund purchases Assignments from Lenders it acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

7. WRITTEN OPTIONS: The Fund may write covered call options in an attempt to increase the Fund's total return. The Fund will receive premiums that are recorded as liabilities and subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, the Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase.

8. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities on the custody statement for its regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

9. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

10. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities, invested in by the Fund, generally will have credit risk equivalent to that of the underlying instruments. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in structured securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

11. OVER-THE-COUNTER TRADING: Derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

12. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Distributions to shareholders are recorded on the ex-date.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions and gains on certain securities of corporations designated as "passive foreign investment companies".

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Asset Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.20% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.06% of the Fund's average weekly net assets, plus $100,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator. The Chase Manhattan Bank acts as custodian for the Fund's assets held in the United States.

D. Morgan Stanley Trust Company (the "International Custodian"), an affiliate of the Adviser, acts as custodian for the Fund's assets held outside the United States in accordance with a Custody Agreement. International Custodian fees are payable monthly based on Fund assets under custody plus an amount for each transaction effected. For the year ended December 31, 1997, international custodian fees totaled $981,000, of which $161,000 was payable to the International Custodian at December 31, 1997. In addition, for the year ended December 31, 1997, the Fund has earned interest income of $1,000 and incurred interest expense of $104,000 on balances with the International Custodian.

E. During the year ended December 31, 1997, the Fund made purchases and sales totaling approximately $117,350,000 and $152,007,000 respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases and sales of long-term U.S. Government securities. During the year ended December 31, 1997, the Fund placed a portion of its portfolio transactions with affiliated broker/dealers. Accordingly, the Fund incurred brokerage commissions of $56,000 with Morgan Stanley & Co. Incorporated, an affiliate of the Adviser, for the year ended December 31, 1997.

At December 31, 1997, the U.S. Federal income tax cost basis of securities was $243,843,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $9,227,000 of which $40,203,000 related to appreciated securities and $30,976,000 related to depreciated securities. For the year ended December 31, 1997, the Fund expects to defer to January 1, 1998 for U.S. Federal income tax purposes, post-October currency losses of $99,000 and post-October capital losses of $3,448,000.

F. In connection with its organization and initial public offering of shares, the Fund incurred $60,000 and $719,000 of organization and offering costs, respectively. The organization costs are being amortized on a straight-line basis over a five-year period beginning February 14, 1994, the date the Fund commenced operations. The offering costs were charged to capital.

G. A significant portion of the Fund's net assets consists of securities of issuers located in Africa. These securities are denominated in foreign currencies and involve certain considerations and risks not typically associated with investments in the United States. Securities of these issuers are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, the securities markets in these countries are less developed than the U.S. securities market and there is often substantially less publicly available information about African issuers than there is about U.S. issuers. Settlement mechanisms are also less developed and consist primarily of physical delivery, which may cause the Fund to experience delays or other difficulties in effecting transactions in certain African nations.

These securities may also be subject to substantial governmental involvement in the economy and greater social, economic, and political uncertainty which could adversely affect the liquidity or value, or both, of the Fund's investment. In addition, the Fund's ability to hedge its currency risk is limited, possibly exposing the Fund to currency devaluation and other exchange rate fluctuations. Accordingly, the price which the Fund may realize upon sale of such securities may not be equal to its value as presented in the financial statements.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at December 31, 1997 totaled $24,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

I. During December 1997, the Board declared a distribution of $0.30 per share, derived from net investment income and $1.84 per share, derived from net realized gains, payable on January 9, 1998, to shareholders of record on December 31, 1997.



--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED):

     For the year ended December 31, 1997, the Fund designates $12,739,000 as long-term capital gain at the 28% tax bracket and $15,717,000 at the 20% tax bracket. The Fund also expects to pass through to shareholders foreign tax credits of approximately $303,000. In addition, for the year ended December 31, 1997, gross income derived from sources within foreign countries amounted to $10,933,000.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Morgan Stanley Africa Investment Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Africa Investment Fund, Inc. (the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period February 14, 1994 (commencement of operations) through December 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York 10036

February 18, 1998

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends and distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. The provisions of the Plan have been modified to conform to the above description regarding the option of Participants to make additional voluntary cash payments to the Plan on an annual, rather than monthly, basis. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                              Morgan Stanley Africa Investment Fund, Inc.
                              American Stock Transfer & Trust Company
                              Dividend Reinvestment and Cash Purchase Plan
                              40 Wall Street
                              New York, NY 10005
                              1-800-278-4353